Fees Summary	Mar. 09, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 108,322,887.4
Previously Paid Amount	0
Total Fee Amount	14,959.39
Total Offset Amount	14,959.39
Net Fee	$ 0